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                        CAUSEWAY INTERNATIONAL VALUE FUND
                           Institutional Class (CIVIX)
                             Investor Class (CIVVX)

                               SUMMARY PROSPECTUS
                                December 31, 2009

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.causewayfunds.com/ literature.aspx. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund's prospectus and statement of additional information, both dated December 31, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income.

FEES AND EXPENSES

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        INSTITUTIONAL   INVESTOR
                                            CLASS         CLASS
                                        -------------   --------
Sales Charge (Load) on Purchases
   and Reinvested Distributions              None         None
Deferred Sales Charge (Load)                 None         None
Redemption Fee on shares held
   less than 60 days (as a percentage
   of amount redeemed)                      2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
VALUE OF YOUR INVESTMENT)

                                        INSTITUTIONAL   INVESTOR
                                            CLASS         CLASS
                                        -------------   --------
Management Fees                             0.80%         0.80%
Other Expenses(1)                           0.19%         0.19%
   Shareholder Service Fees                 None          0.24%
Total Annual Fund
Operating Expenses(1)                       0.99%         1.23%

----------
(1)  Reflects acquired fund fees and expenses of less than 0.01%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Institutional Class    $101      $315      $547     $1,213
Investor Class         $125      $390      $676     $1,489

                                 CAUSEWAY FUNDS


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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Normally, the Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

The Investment Adviser determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

When investing the Fund's assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have a lower price than their true worth. For example, stocks may be "undervalued" because the issuing companies are part of industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in making investment decisions for the Fund:

     - Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

     - High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

     - Low price-to-book value ratio (stock price divided by book value per share) relative to the market

     - Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market

     -    Financial strength

Generally, price-to-earnings and yield are the most important factors.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund's value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE(R) Index").

In addition, because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 CAUSEWAY FUNDS


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

See "Investment Risks" beginning on page 21 of the Fund's prospectus for more information about the risks associated with the Fund.

The Fund may be an appropriate investment if you:

     - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include foreign securities.

     - Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.

     - Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.

PERFORMANCE

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

INSTITUTIONAL CLASS:

                                   (BAR CHART)

2002   -10.86%
2003    45.86%
2004    26.59%
2005     8.13%
2006    26.07%
2007     7.87%
2008   -41.95%
2009    32.32%

During the period shown in the bar chart, the best quarter was 25.64% (6/30/03) and the worst quarter was -22.43% (9/30/02).

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   SINCE INCEPTION
INSTITUTIONAL CLASS            1 YEAR   5 YEAR   (OCTOBER 26, 2001)
-------------------            ------   ------   ------------------
Fund Returns
Before Taxes                   32.32%    2.47%          8.73%
Fund Returns After Taxes
   on Distributions            31.56%    1.19%          7.73%
Fund Returns After Taxes
   on Distributions and
   Sale of Fund Shares         21.01%    2.29%          7.77%
INVESTOR CLASS
Fund Returns
   Before Taxes                32.01%    2.23%          8.47%
MSCI EAFE(R) Index (reflects
   no deduction for fees,
   expenses or taxes)          32.46%    4.02%          7.12%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Causeway Capital Management LLC

PORTFOLIO MANAGERS

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund's portfolio management team since 2001.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund's portfolio management team since 2001.

James A. Doyle, a director of the Investment Adviser, has served on the Fund's portfolio management team since 2001.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund's portfolio management team since 2001.

Kevin Durkin, a director of the Investment Adviser, has served on the Fund's portfolio management team since 2001.

                                 CAUSEWAY FUNDS


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

PURCHASE AND SALE OF FUND SHARES: You may purchase or sell (redeem) shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund's website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

TAX INFORMATION: Distributions from the Fund are generally taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL

INTERMEDIARIES: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

                         CAUSEWAY CAPITAL MANAGEMENT LLC

                                   (GRAPHIC)

                                                                 CCM-SM-001-0100

                                 CAUSEWAY FUNDS


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